Exhibit 99.1

For more information, contact:

Investors:

Corey Kinger

VP Investor Relations

212.601.7569

corey.kinger@ww.com

Media:

Nicole Penn

VP Corporate Communications

212.817.4341

nicole.penn@ww.com

WW Announces Third Quarter 2019 Results and Raises Full Year 2019 EPS Guidance

•	End of Period Subscribers in Q3 2019 of 4.4 million

•	Revenues in Q3 2019 of $349 million

•	Q3 2019 EPS of $0.68

•	Raising FY 2019 EPS guidance to a range of $1.63 to $1.75

NEW YORK (November 5, 2019) – WW International, Inc. (NASDAQ: WW) today announced its results for the third quarter of fiscal 2019 and raised its full year fiscal 2019 EPS guidance.

“As our strong marketing execution successfully recruited new members and retention continued to increase, we outperformed our expectations for subscriber growth, resulting in our highest-ever end of period subscribers in a third quarter,” said Mindy Grossman, the Company’s President and CEO. “Next week, we will be launching our new program – our most customized yet – which we believe will have broad appeal among current, returning, and first-time members. The new program, paired with our overall marketing strategy and community activations, including WW Presents Oprah’s 2020 Vision: Your Life in Focus tour, will serve as a strong foundation to accelerate subscriber growth in 2020 and deliver value to our members, employees and shareholders.”

“Subscriber growth gained momentum in the third quarter, with end of period subscribers increasing 6% year-over-year to 4.4 million,” said Nick Hotchkin, the Company’s CFO, Operating Officer, North America and President, Emerging Markets. “We are raising our earnings guidance for the full year to a range of $1.63 to $1.75 per fully diluted share, reflecting the continuation of improving trends across the business.”

Q3 2019 Consolidated Results

	Three Months Ended		% Change	% Change Adjusted for Constant Currency(1)
(in millions except percentages and per share amounts)	September 28, 2019	September 29, 2018
Service Revenues, net	$298.0	$312.0	(4.5%)	(3.0%)
Product Sales and Other, net	50.5	53.8	(6.1%)	(4.6%)

Revenues, net	$348.6	$365.8	(4.7%)	(3.3%)
Operating Income	$94.7	$118.9	(20.3%)	(18.8%)
Net Income*	$47.1	$70.1	(32.9%)	(31.2%)
EPS	$0.68	$1.00	(32.2%)	(30.4%)
Total Paid Weeks	58.6	56.5	3.7%	N/A
Digital(2) Paid Weeks	40.3	36.4	10.8%	N/A
Studio + Digital(3) Paid Weeks	18.3	20.1	(9.1%)	N/A
End of Period Subscribers(4)	4.4	4.2	5.7%	N/A
Digital Subscribers	3.1	2.7	12.5%	N/A
Studio + Digital Subscribers	1.3	1.4	(7.3%)	N/A

Note: Totals may not sum due to rounding.

(1)	See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.
(2)	“Digital” refers to providing subscriptions to the Company’s digital product offerings, including the Personal Coaching + Digital product.
(3)

“Studio + Digital” refers to providing access to the Company’s weekly in-person workshops combined with the Company’s digital subscription product offerings to commitment plan subscribers. The “Studio + Digital” business also includes the provision of access to workshops for members who do not subscribe to commitment plans, including the Company’s “pay-as-you-go” members.

(4)	“Subscribers” refers to Digital subscribers and Studio + Digital subscribers who participate in recur bill programs in Company-owned operations.

*	Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to WW International, Inc.

Q3 2019 Business and Financial Highlights

•

End of Period Subscribers in Q3 2019 were up 5.7% versus the prior year period. Q3 2019 End of Period Digital Subscribers were up 12.5% and End of Period Studio + Digital Subscribers were down 7.3% versus the prior year period.

•	Total Paid Weeks in Q3 2019 were up 3.7% versus the prior year period. Q3 2019 Digital Paid Weeks increased 10.8% and Studio + Digital Paid Weeks decreased 9.1% versus the prior year period.

•	Revenues in Q3 2019 were $348.6 million. On a constant currency basis, Q3 2019 revenues decreased 3.3% versus the prior year period.

¡

Service Revenues in Q3 2019 were $298.0 million. On a constant currency basis, these revenues decreased 3.0% versus the prior year period, primarily driven by Studio + Digital member recruitment declines.

¡	Product Sales and Other in Q3 2019 were $50.5 million. On a constant currency basis, these revenues decreased 4.6% versus the prior year period, primarily due to a decline in product sales.

•

Operating Income in Q3 2019 was $94.7 million compared to $118.9 million in the prior year period. This decrease in operating income was primarily driven by operating deleverage on lower revenues in the quarter versus the prior year period.

•	Effective Tax Rate in Q3 2019 was 21.8% compared to 15.0% in the prior year period.

•	Net Income in Q3 2019 was $47.1 million compared to $70.1 million in the prior year period.

•	Earnings per fully diluted share (EPS) in Q3 2019 was $0.68 compared to $1.00 in the prior year period.

¡	Certain items affect year-over-year comparability.

◾	Q3 2018 results benefited from the reversal of certain tax reserves, the impact of which positively impacted EPS by $0.06 per fully diluted share.

Other Items

•	Cash balance as of September 28, 2019 was $239.2 million. On that same date, the Company had no outstanding borrowings under its $150 million revolving credit facility.

•

Debt Prepayment: As previously disclosed, subsequent to the end of Q3 2019, the Company voluntarily prepaid $50.0 million in aggregate principal amount of term loans outstanding under its credit agreement.

Full Year Fiscal 2019 Guidance

The Company is reiterating its full year fiscal 2019 revenue guidance of at least $1.4 billion and raising its earnings guidance to between $1.63 and $1.75 per fully diluted share.

Third Quarter 2019 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Mindy Grossman, President and Chief Executive Officer, and Nicholas Hotchkin, Chief Financial Officer, Operating Officer, North America & President, Emerging Markets, will discuss the third quarter of fiscal 2019 results and answer questions from the investment community.

The live webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, in the Investors section under Presentations and Events. Supplemental investor materials will also be available in the same location prior to the start of the webcast. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release and today’s scheduled conference call:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. The Company presents in the attachments to this release the non-GAAP financial measure earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”). In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. A reconciliation of the forward-looking full year EBITDAS outlook to net income cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of the Company’s control, or cannot be reasonably predicted. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

About WW International, Inc.

WW – Weight Watchers reimagined – is a global wellness company and the world’s leading commercial weight management program. We inspire millions of people to adopt healthy habits for real life. Through our engaging digital experience and face-to-face group workshops, members follow our livable and sustainable program that encompasses healthy eating, physical activity, and a helpful mindset. With more than five decades of experience in building communities and our deep expertise in behavioral science, we aim to deliver wellness for all. To learn more about the WW approach to healthy living, please visit ww.com. For more information about our global business, visit our corporate website at corporate.ww.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, revenue and earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers and other partners; the impact of the Company’s substantial amount of debt and its debt service obligations and debt covenants; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of security breaches or privacy concerns; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political and social risks and foreign currency risks; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the Company’s failure to maintain effective internal control over financial reporting; the possibility that the interests of Artal Group S.A., the largest holder of the Company’s common stock and a shareholder with significant influence over the Company, will conflict with the Company’s interests or the interests of other holders of the Company’s common stock; the impact that the sale of substantial amounts of the Company’s common stock by existing large shareholders, or the perception that such sales could occur, could have on the market price of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the United States Securities and Exchange Commission (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

UNAUDITED

	September 28,	December 29,
	2019	2018

ASSETS
Cash and cash equivalents	$239,162	$236,974
Other current assets	90,728	129,450

TOTAL CURRENT ASSETS	329,890	366,424
Property and equipment, net	49,900	52,202
Operating lease assets	146,063	—
Goodwill, franchise rights and other intangible assets, net	963,216	960,815
Other assets	27,374	35,100

TOTAL ASSETS	$1,516,443	$1,414,541

LIABILITIES AND TOTAL DEFICIT
Portion of long-term debt due within one year	$77,000	$77,000
Portion of operating lease liabilities due within one year	32,372	—
Other current liabilities	256,414	264,316

TOTAL CURRENT LIABILITIES	365,786	341,316
Long-term debt	1,566,692	1,669,708
Long-term operating lease liabilities	123,541	—
Deferred income taxes, other	180,365	208,547

TOTAL LIABILITIES	$2,236,384	$2,219,571

Redeemable noncontrolling interest	3,661	3,913

Shareholders’ deficit	(723,602)	(808,943)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,516,443	$1,414,541

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	September 28,	September 29,
	2019	2018
Service revenues, net (1)	$298,041	$311,963
Product sales and other, net (2)	50,526	53,802

Revenues, net	348,567	365,765

Cost of services (3)	122,374	122,357
Cost of product sales and other	31,424	28,014

Cost of revenues	153,798	150,371

Gross profit	194,769	215,394
Marketing expenses	36,327	35,515
Selling, general and administrative expenses	63,713	61,019

Operating income	94,729	118,860
Interest expense	33,118	35,506
Other expense, net	1,460	881

Income before income taxes	60,151	82,473
Provision for income taxes	13,123	12,374

Net income	47,028	70,099
Net loss attributable to the noncontrolling interest	58	33

Net income attributable to WW International, Inc.	$47,086	$70,132

Earnings Per Share attributable to WW International, Inc.
Basic	$0.70	$1.05

Diluted	$0.68	$1.00

Weighted average common shares outstanding:
Basic	67,298	66,701

Diluted	69,617	70,331

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Studio + Digital Fees”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product. “Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products in workshops and via e-commerce, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and commissions.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital and Studio + Digital services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Nine Months Ended
	September 28,	September 29,
	2019	2018
Service revenues, net (1)	$918,535	$984,362
Product sales and other, net (2)	162,219	199,373

Revenues, net	1,080,754	1,183,735

Cost of services (3)	373,452	390,296
Cost of product sales and other	95,771	112,250

Cost of revenues	469,223	502,546

Gross profit	611,531	681,189
Marketing expenses	200,543	189,855
Selling, general and administrative expenses	188,889	182,696

Operating income	222,099	308,638
Interest expense	103,045	107,238
Other expense, net	2,201	1,978

Income before income taxes	116,853	199,422
Provision for income taxes	26,834	19,580

Net income	90,019	179,842
Net loss attributable to the noncontrolling interest	214	122

Net income attributable to WW International, Inc.	$90,233	$179,964

Earnings Per Share attributable to WW International, Inc.
Basic	$1.34	$2.72

Diluted	$1.30	$2.57

Weighted average common shares outstanding:
Basic	67,129	66,074

Diluted	69,364	70,117

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Studio + Digital Fees”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product. “Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products in workshops and via e-commerce, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and commissions.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital and Studio + Digital services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended		Variance
	September 28,	September 29,
	2019	2018
Digital Paid Weeks (1)
North America	25,484	23,749	7.3%
CE	11,526	9,730	18.5%
UK	2,540	2,222	14.3%
Other (2)	797	719	10.9%

Total Digital Paid Weeks	40,348	36,420	10.8%

Studio + Digital Paid Weeks (1)
North America	12,465	13,898	(10.3%)
CE	2,701	2,915	(7.3%)
UK	2,571	2,685	(4.2%)
Other (2)	539	602	(10.5%)

Total Studio + Digital Paid Weeks	18,276	20,099	(9.1%)

Total Paid Weeks (1)
North America	37,949	37,647	0.8%
CE	14,226	12,644	12.5%
UK	5,112	4,907	4.2%
Other (2)	1,336	1,321	1.1%

Total Paid Weeks	58,623	56,519	3.7%

End of Period Digital Subscribers (3)
North America	1,947	1,767	10.2%
CE	878	753	16.7%
UK	198	166	19.0%
Other (2)	61	56	9.6%

Total End of Period Digital Subscribers	3,085	2,742	12.5%

End of Period Studio + Digital Subscribers (3)
North America	905	985	(8.1%)
CE	209	224	(7.1%)
UK	187	193	(2.9%)
Other (2)	42	46	(9.6%)

Total End of Period Studio + Digital Subscribers	1,343	1,449	(7.3%)

Total End of Period Subscribers (3)
North America	2,852	2,751	3.7%
CE	1,087	977	11.2%
UK	385	359	7.2%
Other (2)	103	102	0.9%

Total End of Period Subscribers	4,428	4,191	5.7%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching + Digital); (ii) “Studio + Digital Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Studio + Digital Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Personal Coaching + Digital, subscribers; (ii) “End of Period Studio + Digital Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Studio + Digital Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Nine Months Ended		Variance
	September 28,	September 29,
	2019	2018
Digital Paid Weeks (1)
North America	76,119	71,731	6.1%
CE	34,672	29,208	18.7%
UK	7,512	6,832	10.0%
Other (2)	2,363	2,170	8.9%

Total Digital Paid Weeks	120,666	109,941	9.8%

Studio + Digital Paid Weeks (1)
North America	38,843	44,123	(12.0%)
CE	8,919	9,696	(8.0%)
UK	7,959	8,380	(5.0%)
Other (2)	1,744	1,899	(8.2%)

Total Studio + Digital Paid Weeks	57,465	64,098	(10.3%)

Total Paid Weeks (1)
North America	114,962	115,854	(0.8%)
CE	43,591	38,903	12.0%
UK	15,471	15,212	1.7%
Other (2)	4,107	4,069	0.9%

Total Paid Weeks	178,131	174,039	2.4%

End of Period Digital Subscribers (3)
North America	1,947	1,767	10.2%
CE	878	753	16.7%
UK	198	166	19.0%
Other (2)	61	56	9.6%

Total End of Period Digital Subscribers	3,085	2,742	12.5%

End of Period Studio + Digital Subscribers (3)
North America	905	985	(8.1%)
CE	209	224	(7.1%)
UK	187	193	(2.9%)
Other (2)	42	46	(9.6%)

Total End of Period Studio + Digital Subscribers	1,343	1,449	(7.3%)

Total End of Period Subscribers (3)
North America	2,852	2,751	3.7%
CE	1,087	977	11.2%
UK	385	359	7.2%
Other (2)	103	102	0.9%

Total End of Period Subscribers	4,428	4,191	5.7%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching + Digital); (ii) “Studio + Digital Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Studio + Digital Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Personal Coaching + Digital, subscribers; (ii) “End of Period Studio + Digital Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Studio + Digital Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Q3 2019 Variance
						2019
						Constant
	Q3 2019			Q3 2018	2019	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2018	2018
Selected Financial Data
Consolidated Company Revenues	$348,567	$5,283	$353,849	$365,765	(4.7%)	(3.3%)
Consolidated Digital Subscription Revenues (1)	$153,940	$2,629	$156,569	$143,299	7.4%	9.3%
Consolidated Studio + Digital Fees (2)	$144,101	$1,847	$145,948	$168,664	(14.6%)	(13.5%)
Consolidated Service Revenues (3)	$298,041	$4,476	$302,516	$311,963	(4.5%)	(3.0%)
Consolidated Product Sales and Other (4)	$50,526	$807	$51,333	$53,802	(6.1%)	(4.6%)

North America
Digital Subscription Revenues (1)	$101,579	$74	$101,653	$95,664	6.2%	6.3%
Studio + Digital Fees (2)	$108,338	$73	$108,411	$125,282	(13.5%)	(13.5%)
Service Revenues (3)	$209,917	$147	$210,064	$220,946	(5.0%)	(4.9%)
Product Sales and Other (4)	$33,767	$18	$33,785	$34,335	(1.7%)	(1.6%)
Total Revenues	$243,684	$165	$243,849	$255,281	(4.5%)	(4.5%)
CE
Digital Subscription Revenues (1)	$42,230	$1,961	$44,191	$37,928	11.3%	16.5%
Studio + Digital Fees (2)	$20,644	$932	$21,576	$25,441	(18.9%)	(15.2%)
Service Revenues (3)	$62,874	$2,893	$65,767	$63,369	(0.8%)	3.8%
Product Sales and Other (4)	$8,264	$386	$8,650	$9,025	(8.4%)	(4.2%)
Total Revenues	$71,138	$3,279	$74,417	$72,394	(1.7%)	2.8%
UK
Digital Subscription Revenues (1)	$6,608	$379	$6,987	$6,282	5.2%	11.2%
Studio + Digital Fees (2)	$10,733	$615	$11,348	$12,619	(14.9%)	(10.1%)
Service Revenues (3)	$17,341	$993	$18,334	$18,901	(8.3%)	(3.0%)
Product Sales and Other (4)	$5,592	$321	$5,913	$6,455	(13.4%)	(8.4%)
Total Revenues	$22,933	$1,314	$24,247	$25,356	(9.6%)	(4.4%)
Other (5)
Digital Subscription Revenues (1)	$3,523	$215	$3,738	$3,425	2.9%	9.1%
Studio + Digital Fees (2)	$4,386	$228	$4,614	$5,322	(17.6%)	(13.3%)
Service Revenues (3)	$7,909	$442	$8,351	$8,747	(9.6%)	(4.5%)
Product Sales and Other (4)	$2,903	$81	$2,984	$3,987	(27.1%)	(25.1%)
Total Revenues	$10,812	$523	$11,335	$12,734	(15.1%)	(11.0%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product.
(2)	“Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Service Revenues” equal “Digital Subscription Revenues” plus “Studio + Digital Fees”.
(4)

“Product Sales” are sales of consumer products in workshops and via e-commerce, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2019 Variance
						2019
						Constant
	YTD 2019			YTD 2018	2019	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2018	2018
Selected Financial Data
Consolidated Company Revenues	$1,080,754	$22,991	$1,103,745	$1,183,735	(8.7%)	(6.8%)
Consolidated Digital Subscription Revenues (1)	$459,764	$10,887	$470,651	$432,863	6.2%	8.7%
Consolidated Studio + Digital Fees (2)	$458,771	$8,336	$467,107	$551,499	(16.8%)	(15.3%)
Consolidated Service Revenues (3)	$918,535	$19,223	$937,758	$984,362	(6.7%)	(4.7%)
Consolidated Product Sales and Other (4)	$162,219	$3,768	$165,987	$199,373	(18.6%)	(16.7%)

North America
Digital Subscription Revenues (1)	$303,190	$679	$303,869	$289,002	4.9%	5.1%
Studio + Digital Fees (2)	$342,896	$736	$343,632	$408,200	(16.0%)	(15.8%)
Service Revenues (3)	$646,086	$1,415	$647,501	$697,202	(7.3%)	(7.1%)
Product Sales and Other (4)	$103,255	$196	$103,451	$121,805	(15.2%)	(15.1%)
Total Revenues	$749,341	$1,611	$750,952	$819,007	(8.5%)	(8.3%)
CE
Digital Subscription Revenues (1)	$125,999	$8,107	$134,106	$113,431	11.1%	18.2%
Studio + Digital Fees (2)	$68,274	$4,408	$72,682	$83,923	(18.6%)	(13.4%)
Service Revenues (3)	$194,273	$12,515	$206,788	$197,354	(1.6%)	4.8%
Product Sales and Other (4)	$30,350	$2,020	$32,370	$39,164	(22.5%)	(17.3%)
Total Revenues	$224,623	$14,535	$239,158	$236,518	(5.0%)	1.1%
UK
Digital Subscription Revenues (1)	$20,019	$1,222	$21,241	$19,800	1.1%	7.3%
Studio + Digital Fees (2)	$33,493	$2,057	$35,550	$41,552	(19.4%)	(14.4%)
Service Revenues (3)	$53,512	$3,279	$56,791	$61,352	(12.8%)	(7.4%)
Product Sales and Other (4)	$18,556	$1,143	$19,699	$23,498	(21.0%)	(16.2%)
Total Revenues	$72,068	$4,422	$76,490	$84,850	(15.1%)	(9.9%)
Other (5)
Digital Subscription Revenues (1)	$10,556	$878	$11,434	$10,630	(0.7%)	7.6%
Studio + Digital Fees (2)	$14,108	$1,135	$15,243	$17,824	(20.8%)	(14.5%)
Service Revenues (3)	$24,664	$2,013	$26,677	$28,454	(13.3%)	(6.2%)
Product Sales and Other (4)	$10,058	$403	$10,461	$14,906	(32.5%)	(29.8%)
Total Revenues	$34,722	$2,417	$37,139	$43,360	(19.9%)	(14.3%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product.
(2)	“Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Service Revenues” equal “Digital Subscription Revenues” plus “Studio + Digital Fees”.
(4)

“Product Sales” are sales of consumer products in workshops and via e-commerce, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Q3 2019 Variance
						2019
						Constant
	Q3 2019			Q3 2018	2019	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2018	2018
Selected Financial Data
Gross Profit	$194,769	$3,143	$197,912	$215,394	(9.6%)	(8.1%)
Gross Margin	55.9%		55.9%	58.9%

Selling, General and Administrative Expenses	$63,713	$769	$64,482	$61,019	4.4%	5.7%

Operating Income	$94,729	$1,738	$96,467	$118,860	(20.3%)	(18.8%)
Operating Income Margin	27.2%		27.3%	32.5%

Note: Totals may not sum due to rounding.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2019 Variance
						2019
						Constant
	YTD 2019			YTD 2018	2019	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2018	2018
Selected Financial Data
Gross Profit	$611,531	$13,707	$625,238	$681,189	(10.2%)	(8.2%)
Gross Margin	56.6%		56.6%	57.5%

Selling, General and Administrative Expenses	$188,889	$3,111	$192,000	$182,696	3.4%	5.1%

Operating Income	$222,099	$4,971	$227,070	$308,638	(28.0%)	(26.4%)
Operating Income Margin	20.6%		20.6%	26.1%

Note: Totals may not sum due to rounding.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS)

UNAUDITED

	Three Months Ended		Nine Months Ended
	September 28,	September 29,	September 28,	September 29,
	2019	2018	2019	2018

Net Income	$47,086	$70,132	$90,233	$179,964
Interest	33,118	35,506	103,045	107,238
Taxes	13,123	12,374	26,834	19,580
Depreciation and Amortization	10,850	10,820	33,543	32,594
Stock-based Compensation	5,243	5,671	14,927	15,346

EBITDAS	$109,420	$134,503	$268,582	$354,722

Note: Totals may not sum due to rounding.